ANNUAL REPORT
                               SEPTEMBER 30, 1997

                                      FMI
                                   FOCUS FUND

                                   A NO-LOAD
                                  MUTUAL FUND

FMI FOCUS FUND
NOVEMBER 6, 1997

(PICTURE)
Ted D. Kellner, C.F.A.
Portfolio Manager

(PICTURE)
Richard E. Lane, C.F.A.
Portfolio Manager


THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/97 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

             FMI Focus Fund       Standard & Poor's 500        Russell 2000
12/16/96            $10,000                     $10,000             $10,000
12/31/96            $10,245                     $10,279             $10,346
3/31/97             $10,736                     $10,548              $9,811
6/30/97             $12,709                     $12,389             $11,401
9/30/97             $16,796                     $13,332             $13,098

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/97

                                                  Total Return*<F1>
                                                   Through 9/30/97
                    Total Return*<F1>                    From Fund
                       Last 3 Months            Inception 12/16/96

FMI Focus Fund                 32.2%                         68.0%
Standard & Poor's 500           7.6%                         33.3%
Russell 2000                   14.9%                         31.0%

*<F1>Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholder:

  What an amazing quarter! The FMI Focus Fund had another excellent quarter, increasing in value by over 32%. Indeed, the Fund was ranked #1 nationally out of 245 funds in the capital appreciation category, according to Lipper Analytical Services, Inc. For the nine and one half months since inception, the Focus Fund's return is +67.96%. Additionally, Fund assets now stand at over $7 million after only nine months of operation. While the Fund certainly benefited from a generally strong market, several factors unique to the Fund figured into the outstanding performance.

  From a top-down perspective, the Fund had a large percentage of its assets invested in smaller companies and in the financial services area, both of which enjoyed investor ardor during the third quarter. The most important contributors to the excellent results, however, were from the Fund's two largest individual holdings during the quarter, Bucyrus International, Inc. and General Cable Corporation. Bucyrus agreed to be acquired at a significant premium over market value, while General Cable's stock appreciated considerably on very strong earnings.

  We'd like to take a moment to review what happened with Bucyrus
International, as it not only marks the culmination of a period of intense analysis, but also because it so epitomizes the type of investment opportunity we love to find. Such companies tend to be under-followed and misunderstood, generally exhibiting low valuations and low to non-existent expectations, yet are showing signs of improvement. In this case, improving fundamentals were driven by both new management and a positive environment for the industry. When we find a situation reflecting these type of characteristics, the risk to reward ratio tends to be quite favorable. When we find a situation encompassing all of these characteristics and we have a unique insight, or research edge, FMI Focus
Fund's charter allows us to make a big bet...   And so we did with Bucyrus
International.

  Bucyrus emerged from bankruptcy several years ago, and by virtue of an equity for debt swap, began trading "over the counter." At the time, no Wall Street coverage existed, and the Company wasn't saying much. We felt we had a distinct research edge, due to our long-standing expertise in the mining equipment industry. We owned Bucyrus back in the late 1980s, before its last buyout. We have also followed Harnischfeger (another major mining equipment manufacturer, also conveniently located in Milwaukee) continuously, and owned the stock several times over the past ten years. Through discussions with vendors, suppliers and industry contacts, we detected a pick-up in the surface mining equipment industry last year, which we felt was unrecognized in Bucyrus' stock price. As our confidence grew, we increased the stake. Indeed, we were still adding to the position when we were pleasantly surprised by the takeout bid.

  General Cable, on the other hand, was a recent initial public offering (IPO). IPOs are often difficult to value due to the limited information available on previously privately-held companies. We were aware of this opportunity through our primary research and ownership of the other publicly held wire and cable stocks. We had met management and had been impressed with their strategy and commitment. This broad-based industry background allowed us to "step up" and make a sizable investment at an opportunistic price.

  Despite the wonderful performance this year, I would like to add a word of caution. Clearly, we have all benefited from a very robust market; however, as the old saying goes, "Be careful not to confuse brains with a bull market." We consider ourselves diligent, careful stock pickers, but also recognize that we have all enjoyed an ideal environment this year. Also, we don't run across special situations like Bucyrus International every day. Indeed, we would be thrilled if we could find one or two such situations per year. Fortunately, FMI Focus Fund's ability to take large positions means we don't need that many. And while we're searching for those "big" opportunities, we intend to add value through "singles" and "doubles," to use a baseball analogy.

  With respect to the current holdings, a quick glance at the portfolio reveals a significant overweighting in the financial services area, but no major individual company "bets." The former reflects our long-standing inclination to play the consolidation trend in banking and insurance, and the latter, that we are looking for the next Bucyrus International, but haven't found it yet. Stay tuned!

  Again, we'd like to thank our shareholders for their support. Thanks, also, to Fiduciary Management's back office, whose support allows us to concentrate on the investment side. Lastly, I would like to thank all of our many contributors of great ideas and insights. This network of friends and respected professionals make it a joy to work in this business.

  Again, thank you for your support of FMI Focus Fund.

Sincerely,

/s/ Ted D. Kellner               /s/ Richard E. Lane

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
REPORT OF INDEPENDENT ACCOUNTANTS

(PRICE WATERHOUSE LOGO)
PRICE WATERHOUSE LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

October 27, 1997

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the "Fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period December 16, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

  /s/ Price Waterhouse LLP

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
  Investments in securities, at value (cost $4,971,164)            $5,376,963
  Receivable for investments sold                                     403,486
  Deferred organizational expenses                                     25,303
  Due from adviser                                                     17,275
  Dividend and interest receivable                                      1,184
  Cash                                                                    315
  Other assets                                                            695
                                                                   ----------
  Total assets                                                     $5,825,221
                                                                   ==========

LIABILITIES:
  Loan payable                                                       $550,000
  Payable to brokers for investments purchased                         70,810
  Payable to adviser for management, administrative fees
    and deferred expenses                                              29,236
  Interest payable on loan payable                                        462
  Other liabilities                                                    18,419
                                                                   ----------
  Total liabilities                                                   668,927
                                                                   ----------
NET ASSETS:
  Capital Stock, $0.01 par value; 500,000,000 shares authorized;
    349,899 shares outstanding                                      4,599,413
  Net unrealized appreciation on investments                          405,799
  Accumulated net realized gains on investments and securities
    sold short                                                        151,082
                                                                   ----------
  Net assets                                                        5,156,294
                                                                   ----------
  Total liabilities and net assets                                 $5,825,221
                                                                   ==========

CALCULATION OF NET ASSET VALUE:
  Offering and redemption price per share ($5,156,294 / 349,899
    shares outstanding)                                                $14.74
                                                                      =======

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
SCHEDULE OF INVESTMENTS
September 30, 1997

    SHARES                                                             QUOTED
OR PRINCIPAL                                                           MARKET
    AMOUNT                                                   COST       VALUE
 ---------                                                 ------     -------
COMMON STOCKS -- 99.6% (A)<F3>
            BANKS/SAVINGS & LOANS -- 20.0%
     1,200  Blackhawk Bancorp, Inc.                       $15,750     $15,000
     9,400  First Financial Corp. (Wis.)                  308,181     320,192
    10,000  Local Financial*<F2>(b)<F4>                   100,000     110,000
     1,500  Merchants
              Bancshares, Inc.                             30,750      42,750
    17,000  Prime Bancshares, Inc.*<F2>                   301,250     323,000
     9,000  Southwest Bancorporation
              of Texas, Inc.*<F2>                         241,063     265,500
                                                       ----------   ---------
                                                          996,994   1,076,442

            CHEMICAL/SPECIALTY MATERIALS -- 3.3%
     4,000  Minerals Technologies Inc.                    154,128     178,252

            CONSUMER PRODUCTS - NON-DURABLES -- 2.0%
     4,000  Jostens, Inc.                                  98,490     108,500

            DISTRIBUTION -- 2.6%
     6,000  VWR Scientific Products
              Corp.*<F2>                                  110,250     137,250

            ELECTRONICS -- 7.7%
     1,100  Berg Electronics Corp.*<F2>                    36,272      59,125
     3,000  Marquette Medical
              Systems Inc.*<F2>                            68,125      93,000
     4,000  Methode Electronics, Inc.                      71,391     103,000
     4,000  MicroTouch
              Systems, Inc.*<F2>                          115,250     111,500
     2,000  Tollgrade
              Communications Inc.*<F2>                     46,000      47,000
                                                       ----------   ---------
                                                          337,038     413,625

            HEALTH INDUSTRIES -- 13.9%
     7,375  Covance Inc.*<F2>                             132,504     159,484
    10,000  Diametrics Medical, Inc.*<F2>                  82,500      91,250
    40,000  IBAH, Inc.*<F2>                               172,501     190,000
     6,000  MedPartners, Inc.*<F2>                        136,110     128,628
     8,600  Pharmaceutical Product
              Development, Inc.*<F2>                      175,350     175,225
                                                       ----------   ---------
                                                          698,965     744,587

            INDUSTRIAL PRODUCTS -- 11.0%
     3,000  Cable Design
              Technologies Corp.*<F2>                     116,178     114,189
     4,900  General Cable
              Corporation*<F2>                            131,112     173,950
     5,000  Layne Christensen Co.*<F2>                     91,875     105,000
     1,350  Raychem Corp.                                 102,243     114,075
     3,000  Watts Industries, Inc.                         79,422      83,250
                                                       ----------   ---------
                                                          520,830     590,464

            INSURANCE --21.7%
     6,000  CMAC Investment Corp.                         303,673     321,750
     3,000  Delphi Financial
              Group, Inc.*<F2>                            125,992     128,814
     1,500  Executive Risk Inc.                            78,125     102,563
    15,000  Motor Club of America*<F2>                    215,000     211,875
     7,000  The PMI Group, Inc.                           415,920     401,191
                                                       ----------   ---------
                                                        1,138,710   1,166,193

            MEDIA/COMMUNICATION -- 10.5%
    11,000  Bell & Howell
              Holdings Co.*<F2>                           330,160     356,818
     2,000  Corning Inc.                                   96,671      94,500
     4,000  PairGain
              Technologies, Inc.*<F2>                     102,094     114,000
                                                       ----------   ---------
                                                          528,925     565,318

            MISCELLANEOUS - FINANCE -- 2.4%
     2,400  Enhance Financial Services
              Group Inc.                                  123,119     131,400

            PRINTING/PUBLISHING/FORMS -- 2.1%
     3,000  John Wiley & Sons, Inc.                       112,230     114,939

            RETAIL TRADE -- 2.4%
     3,000  Federated Department
              Stores, Inc.*<F2>                           130,867     129,375
                                                       ----------   ---------
            Total common stocks                         4,950,546   5,356,345

SHORT-TERM INVESTMENTS -- 0.4% (A)<F3>
            VARIABLE RATE DEMAND NOTES
   $20,618  Wisconsin Electric
              Power Company                                20,618      20,618
                                                       ----------   ---------
            Total variable rate
              demand notes                                 20,618      20,618
                                                       ----------   ---------
            TOTAL INVESTMENTS (100%)                   $4,971,164  $5,376,963
                                                       ==========   =========

  *<F2>Non-income producing security.
  (a)<F3>Percentages for the various classifications relate to total investments.
  (b)<F4>Security, purchased September 3, 1997, is illiquid and unregistered and is valued at fair value as discussed in footnote (1)(a). The issuer, at its own cost, has agreed to cause registration of the security within 120 days after the original issuance.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Period from December 16, 1996 (commencement of operations) to September 30, 1997


INCOME:
 Dividends                                                             $7,290
 Interest                                                               4,464
                                                                     --------
  Total income                                                         11,754
                                                                     --------
EXPENSES:
 Professional fees                                                     24,298
 Management fees                                                       10,941
 Transfer agent fees                                                    8,338
 Registration fees                                                      7,510
 Custodian fees                                                         5,202
 Amortization of organizational expenses                                4,465
 Administrative services                                                3,718
 Printing and postage expenses                                          3,611
 Other expenses                                                         1,753
                                                                     --------
 Total operating expenses before interest expense,
   dividends on short positions
   and reimbursement                                                   69,836
 Interest expense                                            $1,802
 Dividends on short positions                                    84
                                                           --------
 Total interest expense and dividends on short positions                1,886
                                                                     --------
  Total expenses before reimbursement                                  71,722
 Less expenses assumed by adviser                                    (39,748)
                                                                     --------
  Net expenses                                                         31,974
NET INVESTMENT LOSS                                                  (20,220)
                                                                     --------
 Net realized gain on investments                           516,508
 Net realized gain on short positions                         7,628
                                                           --------
NET REALIZED GAIN ON INVESTMENTS AND SHORT POSITIONS                  524,136
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                405,799
                                                                     --------
NET GAIN ON INVESTMENTS AND SHORT POSITIONS                           929,935
                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $909,715
                                                                     ========

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period from December 16, 1996 (commencement of operations) to September 30, 1997


OPERATIONS:
 Net investment loss                                                $(20,220)
 Net realized gain on investments and short positions                 524,136
 Net increase in unrealized appreciation on investments               405,799
                                                                    ---------
  Net increase in net assets resulting from operations                909,715
                                                                    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distribution from net investment income ($0.015 per share)             (818)
 Distribution from net realized gains ($1.8971 per share)           (355,365)
                                                                    ---------
  Total distributions                                             (356,183)*<F5>
                                                                    ---------
FUND SHARE ACTIVITIES:
 Proceeds from shares issued (316,306 shares)                       4,178,695
 Net asset value of shares issued in distribution (24,664 shares)     339,335
 Cost of shares redeemed (1,071 shares)                              (15,268)
                                                                    ---------
  Net increase in net assets derived from Fund share activities     4,502,762
                                                                    ---------
  TOTAL INCREASE                                                    5,056,294
NET ASSETS AT THE BEGINNING OF THE PERIOD                             100,000
                                                                    ---------
NET ASSETS AT THE END OF THE PERIOD                                $5,156,294
                                                                    =========

*<F5>Total distributions consists entirely of ordinary income, of which 2% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout the period)

                                                          FOR THE PERIOD FROM
                                                        DECEMBER 16, 1996+<F6>TO
                                                           SEPTEMBER 30, 1997
                                                        ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $10.00
Income from investment operations:
 Net investment loss (a)<F9>                                           (0.04)
 Net realized and unrealized gains on investments and short positions    6.69
                                                                       ------
Total from investment operations                                         6.65
Less distributions:
 Dividend from net investment income                                   (0.01)
 Distribution from net realized gains                                  (1.90)
                                                                       ------
Total from distributions                                               (1.91)
                                                                       ------
Net asset value, end of period                                         $14.74
                                                                       ======

TOTAL INVESTMENT RETURN                                               68.0%*<F7>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                  5,156
Ratio of operating expenses (after reimbursement) to average
   net assets (b)<F10>                                               2.75%**<F8>
Ratio of interest expense and dividends on short positions
   to average net assets                                             0.17%**<F8>
Ratio of net investment loss to average net assets (c)<F11>        (1.85%)**<F8>
Portfolio turnover rate                                                298.2%
Average commission rate paid                                          $0.0758

  +<F6>Commencement of operations.
  *<F7>Not annualized.
  **<F8>Annualized.
  (a)<F9>Net investment loss before interest expense and dividends on short positions for the period ended September 30, 1997 was ($0.04).
  (b)<F10>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F8>.
  (c)<F11>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F8>.

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 1997


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index contracts, options and stock index futures contracts, and options on securities and stock indexes.

 (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amounts of securities for Federal income tax purposes aggregates $4,977,910. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.

 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

 (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. As of September 30, 1997 there were no short positions in the Fund.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

   As required under the management agreement, FMI has reimbursed the Fund for expenses over 2.75% of the daily net assets of the Fund. These reimbursements amounted to $39,748 for the period ended September 30, 1997.

(3)  CREDIT FACILITY --

   Firstar Bank Milwaukee, NA has made available to the Fund a $1,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities.
 The Agreement is renewed annually each August. Principal and interest of each loan under the Agreement are due not more than 90 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the prime rate (8.50% on September 30, 1997) on the amount borrowed. Additionally, the Fund pays a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances are collateralized by securities owned by the Fund. During the period August 21, 1997 through September 30, 1997, the Fund had an outstanding average daily balance of $151,829 under the Agreement. The maximum amount outstanding during that period was $825,000. Interest expense amounted to $1,802 for the period ended September 30, 1997. At September 30, 1997, the Fund had a loan payable balance of $550,000, and the securities collateralizing the Agreement amounted to $5,231,345.

   Pursuant to the 1940 Act, the Fund is required to satisfy asset coverage requirements on its outstanding borrowings. At September 30, 1997, the Fund satisfied all asset coverage requirements of the 1940 Act.

(4)  Distribution to Shareholders --

   Net investment income and net realized gains are distributed to shareholders.

(5)  DEFERRED EXPENSES --

   Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 1997 were $25,303.

(6)  INVESTMENT TRANSACTIONS --

   For the period ending September 30, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $8,447,465 and $4,023,334, respectively, and $98,871 and $99,667, respectively, of short-term U.S. Government Securities.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of September 30, 1997, liabilities of the Fund included the following:

      Loan payable                                            $550,000
      Payable to brokers for securities purchased               70,810
      Payable to FMI for management, administrative fees
        and deferred expenses                                   29,236
      Interest payable on loan payable                             462
      Other liabilities                                         18,419

(8)  SOURCES OF NET ASSETS --

   As of September 30, 1997, the sources of net assets were as follows:

      Fund shares issued and outstanding                    $4,599,413
      Net unrealized appreciation on investments               405,799
      Accumulated net realized gains on investments            151,082
                                                             ---------
                                                            $5,156,294
                                                             =========

   Aggregate net unrealized appreciation as of September 30, 1997, consisted of the following:

      Aggregate gross unrealized appreciation                 $449,090
      Aggregate gross unrealized depreciation                  (43,291)
                                                             ---------
          Net unrealized appreciation                         $405,799
                                                             =========

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's cuurent prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.